                                                                    EXHIBIT 3.1



                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                PAGE 1

                         -----------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF MAY, A.D. 1992, AT 9 O'CLOCK A.M.














                                     [LOGO]


                                      /s/ Edward J. Freel, Secretary of State
                                      ---------------------------------------
                                          Edward J. Freel, Secretary of State


                                          AUTHENTICATION:      8714777

                                                    DATE:      10-21-97

    STATE OF DELAWARE
    SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/07/1992
    921285160 - 214051


                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                  INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.

                             ---------------------

                            UNDER SECTION 245 OF THE

                            GENERAL CORPORATION LAW

                            ----------------------

               The undersigned DOES HEREBY CERTIFY as follows:

                I.     The name of the Corporation is INTERMEDIA
        COMMUNICATIONS OF FLORIDA, INC. (the "Corporation").

                II. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 9, 1987.

                III. Upon the filing of this Restated Certificate of Incorporation, each 2.8 issued and outstanding shares of Common
        Stock, $.01 par value per share, of the Corporation ("Old Common Stock"), shall automatically, without any further action by the holder thereof or by the Corporation, be reclassified and deemed to be one validly issued, fully paid and nonassessable share of Common Stock, $.01 par value per share, of the Corporation ("New
        Common Stock"). No certificates or scrip representing fractional shares of New Common Stock shall be issued by reason hereof. If a fractional share would be issuable to any one holder of Old
        Common Stock pursuant hereto, then the number of shares into which such old Common Stock will be reclassified pursuant hereto will be rounded to the next highest number of whole shares of New Common Stock. Each certificate for 2.8 shares of Old Common Stock prior to the filing of this Restated Certificate of Incorporation will be deemed upon the filing hereof to represent a certificate for one share of New Common Stock (subject to the treatment of fractional interests described above).

       IV. Concurrently with the filing of this Restated Certificate of Incorporation, each outstanding share of the Corporation's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, $1.00 par value per share, is being converted (without the payment of accrued but unpaid dividends thereon), at the election of the Corporation, into fully paid and nonassessable shares of New Common Stock, all pursuant to the terms and conditions of such Preferred Stock.

       V. The Certificate of Incorporation, as heretofore amended, of the Corporation (the "Certificate of Incorporation") is amended hereby as follows:

       (a) Article FOURTH is amended to (i) increase the number of shares of capital stock which the Corporation shall have authority to issue,
              (ii) eliminate the designations of the Series A, B, C, and D Preferred Stock of the Corporation (the "Series Preferred Stock") and all powers, preference, privileges, voting, dividend and other special or relative rights and qualifications of the Series Preferred Stock, including the related prohibition on reissuance of such Series

              Preferred Stock, and (iii) eliminate the parenthetical reference in A(2) of Article FOURTH to written actions by stockholders in lieu of meetings;

       (b) Articles FIFTH and SIXTH are hereby deleted in their entirety, in part, to eliminate the supermajority voting requirement to effect a merger or consolidation;

       (c)    new Articles FIFTH and SIXTH are inserted, among other things, to
              (i) establish the number of directors of the Corporation, with the number of directors to be fixed from time to time by resolution of the Board of Directors of the Corporation (the "Board"), (ii) reorganize the Board into three classes with staggered terms, and
              (iii) eliminate the ability of stockholders to take action by written consent; and

       (d) Article NINTH is amended to conform it to the changes stated hereinabove.

              VI. This Restated Certificate of incorporation was duly adopted by the Board and authorized by the affirmative vote of the stockholders pursuant to Sections 222 and 242 of the General Corporation Law of the State of Delaware.

              VII. The Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

                          CERTIFICATE OF INCORPORATION

                                       OF

                  INTERMEDIATE COMMUNICATIONS OF FLORIDA, INC.


       FIRST:        The name of the Corporation is Intermediate Communications of Florida, Inc. (the "Corporation").

       SECOND:       The address of the registered office of the Corporation in the State of Delaware is 15 East North Street, in the City of Dover, County of Kent. The name of its registered agent at that address is United Corporate Services, Inc.

       THIRD:        The purpose of the Corporation is to engage in any lawful
act or activity for which a corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware as set forth in Title 8 of the Delaware Code (the "GCL").

       FOURTH:       The total number of shares of capital stock which the
Corporation shall have authority to issue is 20,500,000 shares, of which 20,000,000 shares shall be classified as Common stock, $.01 par value per share ("Common Stock"), and 500,000 shares shall be classified as Preferred Stock, $1.00 par value per share ("Preferred Stock").

       The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.      COMMON STOCK.

             1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the "Board") upon any issuance of the Preferred Stock of any series.

             2.   Voting.   The holders of the Common Stock are entitled to one
vote for each share held at all meetings of stockholders. There shall be no cumulative voting.

             3. Dividends. Dividends may be declare and paid on the Common Stock from lawfully available therefor as and when determined by the Board and subject to any preferential dividend rights of any then outstanding Preferred Stock.

             4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or participating rights of any then outstanding Preferred Stock.

B.      PREFERRED STOCK.

             The Preferred Stock may be issued in one or more series. The number, designation and all of the powers, preferences and rights and the qualifications, limitations or restrictions of the shares of any series of Preferred Stock may be fixed by the Board as provided in Section 151 of the GCL.

Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly so provided.

        FIFTH:     The number of directors constituting the entire Board shall be not less than three nor more than seven as determined from time to time by resolution of the Board. The Board shall consist of three classes, designated as Class I, Class II, and Class III, respectively, with the size of each class determined from time to time by resolution of the Board. The Board shall consist of three classes, designated as Class I, Class II, and Class III, respectively, with the size of each class determined from time to time by resolution of the Board; each of which classes shall, however, consist of a number of directors as equal as possible, with no class having more than one director more than any other class. Except for the initial directors in each class who shall have terms of office of one, two and three years, respectively, each class of directors shall thereafter have a term of office of three years and until their respective successors shall have been elected and qualified, or until a director's earlier resignation or removal. Any director may resign at any time upon notice to the Corporation.

        SIXTH:     All action required or permitted to be taken by the
Corporation's stockholders must be effected at a duly called Annual or Special Meeting (and may not be effected by written consent in lieu thereof).

        SEVENTH:   The Corporation shall to the fullest extent permitted by
Section 145 of the GCL, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto. Directors of the Corporation shall have no personal liability for monetary damages for breach of a fiduciary duty, or failure to exercise any applicable standard of care, of a director to the fullest extent permitted by
Section 102(b)(7) of the GCL.

        EIGHTH:    Whenever a compromise or arrangement is proposed between
this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

        NINTH:     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred upon stockholders, directors and officers are subject to this reservation.

        IN WITNESS WHEREOF, this Restated Certificate of Incorporation of the Corporation has been signed, and the statements made herein affirmed as true under the penalties of perjury, this 27th day of April, 1992.


ATTEST:


/s/ Daniel J. Montague                 /s/ Robert F. Benton
- --------------------------             ------------------------
Daniel J. Montague,                    Robert F. Benton,
Secretary                              President

                              State of Delaware

                   Office of the Secretary of State                    PAGE 1



        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JUNE, A.D. 1993, AT 9 O'CLOCK A.M.







                                        /s/ Edward J. Freel
                         [SEAL]         ---------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8714778

                                                  DATE:  10-21-97

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/21/1993
                                                          703172017 - 2143051




                           CERTIFICATE OF AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF
                  INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.


                       (Pursuant to Section 242 of the
              General Corporation Law of the State of Delaware)


It is hereby certified that:

             1. The name of the corporation (the "Corporation") is Intermedia Communications of Florida, Inc.

             2. To allow the Corporation's Board of Directors to amend the Corporation's By-laws without stockholder approval, the Certificate of Incorporation of the Corporation, as heretofore amended and restated, is hereby further amended to add the following Article TENTH:

                   "TENTH: The Board of Directors (by action
             taken by a majority of the entire Board of Directors then in office) may amend or change the By-Laws of the Corporation in any respect."

             3. The foregoing amendment to the Certificate was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the provisions of Section 242 of the General corporation Law of the State of Delaware.

             IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on this 4th day of June, 1993.


                                    INTERMEDIA COMMUNICATIONS OF
                                    FLORIDA, INC.


                                    By: /s/ David Ruberg               6/4/93
                                       ----------------------------------------
                                       David Ruberg, Chief Executive Officer

Attest:


/s/ Daniel J. Montague
- --------------------------------
Daniel J. Montague, Secretary

                              State of Delaware

                   Office of the Secretary of State PAGE 1
                   --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.", CHANGING ITS NAME FROM "INTERMEDIA COMMUNICATIONS OF FLORIDA, INC." TO "INTERMEDIA COMMUNICATIONS INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MAY, A.D. 1996, AT 9 O'CLOCK A.M.





                                            /s/ Edward J. Freel
                                    [SEAL] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:  8714780

                                                     DATE:   10-21-97

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/30/1996
                                                             960157445 - 2143051








                           CERTIFICATE OF AMENDMENT

                                    TO THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                  INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.

                  ------------------------------------------
                   Under Section 242 of the Delaware General
                                Corporation Law
                  ------------------------------------------

                  Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being the President and Secretary of Intermedia Communications of Florida, Inc. do hereby certify that:

                  FIRST:   The name of the corporation is Intermedia
Communications of Florida, Inc. (hereinafter referred to as the "Corporation").

                  SECOND: The Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on November 9, 1987. The Certificate of Incorporation was Restated and filed with the Office of the Secretary of State of Delaware on May 7, 1992.

                  THIRD:   The Restated Certificate of Incorporation of the
Corporation is hereby amended to (i) change the name of the Corporation from Intermedia Communications of Florida, Inc. to Intermedia Communications Inc., and (ii) increase the authorized Common Stock from 20,000,000 shares to 50,000,000 shares, so that Article FIRST and paragraph 1 of ARTICLE FOURTH of the Restated Certificate of Incorporation are hereby amended to read as follows:

                  "FIRST: The name of the corporation is Intermedia Communications Inc. (hereinafter referred to as the "Corporation").

                  "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 50,500,000, of which 50,000,000 shares shall be classified as Common stock, $.01 par value per share ("Common Stock"), and 500,000 shares shall be classified as Preferred Stock, $1.00 par value per share ("Preferred Stock").

                  "FOURTH: This Amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors and by a majority of stockholders of the Corporation entitled in vote in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 28 day of May, 1996 and affirm that the statements set forth herein are true and correct under the penalties of perjury.



                                            /s/ David Ruberg
                                            -----------------------------------
                                            David Ruberg, President and Chief
                                            Executive Officer


                                            /s/ Oscar Williams
                                            -----------------------------------
                                            Oscar Williams, Secretary

                              State of Delaware

                   Office of the Secretary of State  PAGE 1
                   --------------------------------




        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "INTERMEDIA COMMUNICATIONS INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MAY, A.D. 1997, AT 9 O'CLOCK A.M.







                                            /s/ Edward J. Freel,
                                [SEAL]  ---------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8714783

                                                  DATE:  10-21-97

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 05/30/1997
                                                         971176982 - 2143051



                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         INTERMEDIA COMMUNICATIONS INC.

                        --------------------------------
                    Pursuant to Section 242 of the Delaware
                            General Corporation Law
                        --------------------------------

          Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, being a duly authorized officer of Intermedia Communications Inc., does hereby certify that:

          FIRST:    The name of the corporation is Intermedia Communications
Inc. (hereinafter, the "Corporation").

          SECOND:   The Certificate of Incorporation of the Corporation was
filed with the Office of the Secretary of State of the State of Delaware on November 9, 1987. The Certificate of Incorporation was Restated (as amended, the "Restated Certificate of Incorporation") and filed with the Office of the Secretary of State of the State of Delaware on May 7, 1992. A Certificate of Designation of Voting Power, Designation Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of the 13 1/2% Series A and Series B Redeemable Exchangeable Preferred Stock due 2009 of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on March 6, 1997 (the "Certificate of Designation").

          THIRD:    The Restated Certificate of Incorporation is hereby
amended to (i) increase the number of authorized shares of the Corporation's Preferred Stock, par value $1.00 per share, from 500,000 shares to 2,000,000 shares, (ii) increase the number of authorized shares of the Corporation's 13 1/2% Series B Redeemable Exchangeable Preferred Stock (the "Series B Preferred Stock") from 60,000 shares to 600,000 shares, and (iii) decrease the liquidation preference of each authorized share of Series B Preferred Stock from $10,000 per share to $1,000 per share as follows:

          The first paragraph of ARTICLE FOURTH of the Restated Certificate of Incorporation is hereby amended to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is

     52,000,000 shares, of which $50,000,000 shares shall be classified as Common Stock, $.01 par value per share ("Common Stock"), and 2,000,000 shares shall be classified as Preferred Stock, $1.00 par value per share ("Preferred Stock")."

          The second paragraph of the first page of the Certificate of Designation is hereby amended to read as follows:

          "RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of two series of preferred stock having a par value of $1.00 per share, which shall be designated as Series A Redeemable Exchangeable Preferred Stock due 2009 (the "Series A Preferred Stock") and Series B Redeemable Exchangeable Preferred Stock due 2009 (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Exchangeable Preferred Stock"), the Series A Preferred Stock consisting of 60,000 shares, and the Series
     B Preferred Stock consisting of 600,000 shares provided that no shares of Series B Preferred Stock may be issued, except upon the surrender and cancellation of such number of shares of Series A Preferred Stock having an aggregate Liquidation Preference equal to the aggregate Liquidation Preference of the shares of Series B Preferred Stock so issued, and each shall have the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:"

          The definition of "Liquidation Preference" in the Certificate of Designation is hereby amended to read as follows:

          ""Liquidation Preference" means $10,000 per share of Series A Preferred Stock and $1,000 per share of Series B Preferred Stock."

          FOURTH: The additional shares of Preferred Stock created by this Certificate of Amendment in excess of the 500,000 shares of Preferred Stock previously authorized may only be issued by the Corporation in connection with financing transactions, including financing of corporate acquisitions by the Corporation, and may not be issued for anti-takeover purposes.

          FIFTH: This amendment to the Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and by holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of Incorporation as of May 20, 1997, and affirms that the statements set forth herein are true under the penalties of perjury.




                                           /s/ Robert M. Manning
                                           -------------------------------
                                           Robert M. Manning
                                           Senior Vice President, Chief
                                           Financial Officer & Secretary

                              State of Delaware

                       Office of the Secretary of State                 PAGE 1

                       -------------------------------



         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "INTERMEDIA COMMUNICATIONS INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF OCTOBER, A.D. 1997, AT 9 O'CLOCK A.M.











                              [SEAL]    /s/  Edward J. Freel
                                        ----------------------------------------
                                        Edward J. Freel, Secretary of State

2143051  8100                                          AUTHENTICATION:   8714785

971355443                                                        DATE:  10-21-97

            CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                           AND OF REGISTERED AGENT




It is hereby certified that:

          1. The name of the corporation (hereinafter called the "corporation") is INTERMEDIA COMMUNICATIONS, INC.

          2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

          3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

          4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.


Signed on August 29, 1997.



                                           /s/ Jeanne M. Walters
                                           ------------------------------------
                                            Jeanne M. Walters
                                            Controller/Chief Accounting Officer




                                         DE BCD-:COA CERTIFICATE OF CHANGE 03/96
     STATE OF DELAWARE
     SECRETARY OF STATE
  DIVISION OF CORPORATIONS
  FILED 09:00 AM 10/02/1997
     971332236 - 2143051

                               State of Delaware

                        Office of the Secretary of State                 PAGE 1

                        --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF INTERMEDIA COMMUNICATIONS INC., FILED IN THIS OFFICE ON THE TWENTIETH DAY OF MAY, A.D. 1998, AT 11:30 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




             [SCREENED IMAGE OF THE SEAL OF THE STATE OF DELAWARE]





                                             /s/ Edward J. Freel
                                             ----------------------------
                        [IMAGE OF            Edward J. Freel, Secretary of State
                    CERTIFICATE SEAL]
2143051 8100                                 AUTHENTICATION:       9092209

981193761                                              DATE:       05-20-98

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         INTERMEDIA COMMUNICATIONS INC.

                   -----------------------------------------

                    Pursuant to Section 242 of the Delaware
                            General Corporation Law

                   -----------------------------------------



     Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, being a duly authorized officer of Intermedia Communications Inc., does hereby certify that:

     FIRST: The name of the corporation is Intermedia Communications Inc. (hereinafter, the "Corporation").

     SECOND: The Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on November 9, 1987 and was Restated (as amended, the "Restated Certificate of Incorporation") and filed with the Office of the Secretary of State of the State of Delaware on May 7, 1992.

     THIRD: The Restated Certificate of Incorporation is hereby further amended to increase the total number of authorized shares of the Corporation by increasing the total number of the Corporation's Common Stock, $.01 par value per share (the "Common Stock"), from 50,000,000 shares to 150,000,000 shares, so that the first paragraph of Paragraph Fourth of the Restated Certificate of Incorporation is hereby amended to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 152,000,000 shares, of which 150,000,000 shares shall be classified as Common Stock, $.01 par value per share ("Common Stock"), and 2,000,000 shares shall be classified as Preferred Stock, $1.00 par value per share ("Preferred Stock")."




                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 11:30 AM 05/20/1998

     FOURTH:   This amendment to the Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and by holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of

Incorporation as of the 20th day of May, 1998 and affirms that the statements set forth herein are true under the penalties of perjury.

                                   /s/ Robert M. Manning
                                   -------------------------
                                   Name: Robert M. Manning
                                   Title: Chief Financial Officer,
                                   Secretary and Senior Vice
                                   President